UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2003

OXFORD HEALTH PLANS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-16437	06-1118515
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

48 Monroe Turnpike, Trumbull, Connecticut		06611
(Address of principal executive offices)		(Zip Code)

(203) 459-6000

(Registrant’s telephone number, including area code)

Item 5.	Other Events

The Registrant’s press release dated October 28, 2003 announcing its increase of share repurchase authority and declaration of a quarterly cash dividend is attached as Exhibit 99(a) hereto and is incorporated herein by reference.

Item 12.	Results of Operations and Financial Condition

The Registrant’s press release dated October 28, 2003 announcing its third quarter 2003 financial results is attached as Exhibit 99(b) hereto and is incorporated herein by reference.

This information shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OXFORD HEALTH PLANS, INC.

Date: October 28, 2003	By:	/s/ MARC M. KOLE

Marc M. Kole Senior Vice President Finance and Principal Accounting Officer

2

OXFORD HEALTH PLANS, INC. AND SUBSIDIARIES

Exhibit Index

Exhibit Number	Description of Document
99(a)	Press Release dated October 28, 2003 announcing increase of share repurchase authority and declaration of dividend

99(b)	Press Release dated October 28, 2003 announcing the Registrant’s third quarter 2003 financial results

3